UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 28, 2013

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Crosstex Energy, Inc. (the “Registrant”) owns combined general and limited partner interests of approximately 19 percent and the incentive distribution rights of Crosstex Energy, L.P. (the “Partnership”).

On January 28, 2013, the Partnership entered into a Seventh Amendment to Amended and Restated Credit Agreement (the “Credit Agreement Amendment”), which amended that certain Amended and Restated Credit Agreement, dated as of February 10, 2010 (the “Credit Agreement”), by and among the Partnership, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the other lenders party thereto, as amended by First Amendment to Amended and Restated Credit Agreement, dated as of May 2, 2011 (the “First Amendment”), Second Amendment to Amended and Restated Credit Agreement, dated as of July 11, 2011 (the “Second Amendment”), Third Amendment to Amended and Restated Credit Agreement, dated as of January 24, 2012 (the “Third Amendment”), Fourth Amendment to Amended and Restated Credit Facility, dated as of May 23, 2012 (the “Fourth Amendment”), Fifth Amendment to Amended and Restated  Credit Agreement, dated as of August 3, 2012 (the “Fifth Amendment”), and Sixth Amendment to Amended and Restated Credit Facility, dated as of August 30, 2012 (the “Sixth Amendment” and, together with the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Credit Agreement Amendment, the “Amended Credit Agreement”). A copy of the Credit Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”).

The Credit Agreement Amendment amends the Credit Agreement to, among other things, (i) decrease the minimum consolidated interest coverage ratio (as defined in the Amended Credit Agreement, being generally computed as the ratio of consolidated earnings before interest, taxes, depreciation, amortization and certain other non-cash charges to consolidated interest charges) to 2.25 to 1.0 for the fiscal quarters ending September 30, 2013 and December 31, 2013, with a minimum ratio of 2.50 to 1.0 for each fiscal quarter ending thereafter, (ii) increase the maximum permitted consolidated leverage ratio (as defined in the Amended Credit Agreement, being generally computed as the ratio of total funded debt to consolidated earnings before interest, taxes, depreciation, amortization and certain other non-cash charges) to 5.50 to 1.0 for each fiscal quarter ending on or prior to December 31, 2013, with a maximum ratio of 5.25 to 1.0 for each fiscal quarter ending thereafter, and (iii) eliminate the existing and any future step-up in the maximum permitted consolidated leverage ratio for acquisitions.

Upon the closing of the Credit Agreement Amendment, the Partnership had no outstanding borrowings and $58.8 million of outstanding letters of credit under the Amended Credit Agreement, leaving the Partnership with approximately $576.2 million available capacity for additional borrowings and letters of credit under the Amended Credit Agreement.  In connection with entering into the Credit Agreement Amendment, the Partnership paid a consent fee to the lenders party thereto, and the Partnership paid an arrangement fee to the arranger of the Credit Agreement Amendment.

The description set forth above is qualified in its entirety by (i) the Credit Agreement, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on February 16, 2010, (ii) the First Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on May 3, 2011, (iii) the Second Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on July 12, 2011, (iv) the Third Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on January 25, 2012, (v) the Fourth Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on May 24, 2012, (vi) the Fifth Amendment, which is filed as Exhibit 10.3 to the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012, (vii) the Sixth Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on August 31, 2012 and (viii) the Credit Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On January 29, 2013, the Registrant issued a press release announcing that the Registrant and the Partnership will hold a conference call to discuss fourth-quarter and full year 2012 earnings on March 1, 2013 at 10:00 a.m. Central time. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION
10.1	—

Seventh Amendment to Amended and Restated Credit Agreement, dated as of January 28, 2013, by and among Crosstex Energy, L.P., Bank of America, N.A., as Administrative Agent and L/C Issuer, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 28, 2013, filed with the Commission on January 29, 2013).

99.1	—

Press Release dated January 29, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 28, 2013, filed with the Commission on January 29, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: January 29, 2013	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
10.1	—

Seventh Amendment to Amended and Restated Credit Agreement, dated as of January 28, 2013, by and among Crosstex Energy, L.P., Bank of America, N.A., as Administrative Agent and L/C Issuer, and the other lenders party thereto (incorporated by reference to Exhibit 10.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 28, 2013, filed with the Commission on January 29, 2013).

99.1	—

Press Release dated January 29, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated January 28, 2013, filed with the Commission on January 29, 2013).